General	6 Months Ended
Jun. 30, 2026
Disclosure Of General Information [Abstract]
General [Text Block]

Note 1: General

a.	Description of the Company and its operations:

MediWound Ltd. was incorporated in Israel in January 2000. The Company which is located in Yavne, Israel (the "Company" or "MediWound"), is a biopharmaceutical company that develops, manufactures and commercializes novel, cost effective, bio-therapeutic, non-surgical solutions for tissue repair and regeneration. The Company’s strategy leverages its breakthrough enzymatic technology platform into a diversified portfolio of biotherapeutics across multiple indications to pioneer solutions for unmet medical needs. The Company’s current portfolio is focused on next-generation protein-based therapies for burn care, wound care and tissue repair.

The Company's first innovative biopharmaceutical product, NexoBrid, has received in December 2022, an approval from the U.S. Food and Drug Administration (“FDA”) and marketing approval in each country of India, Switzerland and Japan. In addition, it has a marketing authorization from the European Medicines Agency (“EMA”) and regulatory agencies in other international markets for removal of dead or damaged tissue, known as eschar, in adults with deep partial and/or full-thickness thermal burns.

The Company commercializes NexoBrid globally through multiple sales channels.

The Company sells NexoBrid to burn centers in the European Union, United Kingdom and Israel, primarily through its commercial organizations.

The Company has established local distribution channels in multiple international markets, including Asia Pacific, EMEA, CEE and LATAM, which local distributors are also responsible for obtaining local marketing authorization within the relevant territories.

In the United States, the Company entered into exclusive license and supply agreements with Vericel Corporation (“Vericel”) to commercialize NexoBrid in North America. On September 21, 2023, the Company announced the U.S. commercial availability of NexoBrid for the removal of eschar in adults with deep partial and/or full-thickness thermal burns.

In August 2024, the Company announced that the FDA has approved a pediatric indication for NexoBrid allowing for eschar removal in pediatric patients aged newborn through eighteen with deep partial and/or full-thickness thermal burns. With this FDA approval, NexoBrid is now authorized for use in the U.S. for all age groups, aligning with its approvals in the European Union and Japan.

The Company’s second investigational next-generation enzymatic therapy product, EscharEx, is a topical biological drug being developed for debridement of chronic and other hard-to-heal wounds.

In February 2025, the Company announced the initiation of VALUE, a global, pivotal Phase III trial evaluating EscharEx for the treatment of venous leg ulcers (VLUs).

b.	The Company's securities are listed for trading on NASDAQ since March 2014.

c.	The Company has three wholly owned subsidiaries: MediWound Germany GmbH, acting as Europe (“EU”) marketing authorization holder and EU sales and marketing arm, MediWound UK Limited and MediWound US, Inc. which are currently inactive companies.

d.	BARDA Contracts:

In September 2015, the Company was awarded a Biomedical Advanced Research and Developments Authority (“BARDA”) contract for treatment of thermal burn injuries.

This contract was amended multiple times to extend its term until September 2025 and its total value, up to a total amount of $165,000 as of the end of 2022.

In May 2023, BARDA has awarded an additional approximately $10,000 to the Company. The total amount of the contract is comprised of $110,000 to support research and development activities and up to $65,000 to procure Nexobrid for U.S. emergency preparedness (which will be split between the Company and Vericel following Vericel’s agreement).

As of December 31, 2025, the Company has recognized approximately $99,809 in the aggregate, from BARDA for support of its research and development activities and an additional $16,500 for procurement of Nexobrid for U.S. emergency preparedness, which were recorded at the net amount of approximately $10,500 following the split of gross profit agreement with Vericel for the initial BARDA procurement. The contract expired in September 2025. (See also note 4.2)

e.	DOW and MTEC contracts:

On February 17, 2022, the Company entered into a contract with the U.S. Department of War (DOW), through the Medical Technology Enterprise Consortium (MTEC), to develop NexoBrid as a non-surgical solution for field-care burn treatment for the U.S. Army. The contract provides funding up to $2,727.

During 2023, the DOW through MTEC awarded the Company additional funding of $9,117.

In addition, the Company was awarded directly through MTEC funding of $1,190, to advance the development of a new temperature stable formulation of NexoBrid.

In May 2024 the Company was awarded additional funding of $1,557 from the DOW through MTEC. In April 2025 the Company was awarded additional funding of $937 from the DOW through MTEC. In July 2025 the Company was awarded additional funding of $2,715 from the DOW through MTEC. The total funding from the DOW and MTEC is $18,243.

f.	The accompanying consolidated financial statements have been prepared on a basis which assumes that the Company will continue as a going concern. From inception to June 30, 2026, the Company has incurred cash outflows from operations, losses from operations, and has an accumulated deficit of $239.3 million.

The Company believes that its existing cash and cash equivalents, and bank deposits of $35.8 million as of June 30, 2026, will be sufficient to fund its operations and capital expenditure for at least twelve months from the date of issuance of these consolidated financial statements.

g.	In October 2023, Israel was attacked by a terrorist organization and entered a state of war. On June 13, 2025, Israel launched Operation “Rising Lion”, a direct military campaign targeting Iranian military and nuclear infrastructure in response to escalating regional security threats. A ceasefire between Israel and Iran was declared on June 24, 2025. In October 2025, a ceasefire was reached between Israel and Hamas in the Gaza Strip. On February 28, 2026, a joint military operation by the United States and Israel against Iran commenced following escalating regional tensions. In response, Iran launched ballistic missiles and unmanned aerial vehicles toward Israel. On March 1, 2026, hostilities further expanded following rocket fire from Lebanon toward Israel. On April 8, 2026, a ceasefire was announced between the United States and Iran.

The Company's headquarters, manufacturing and R&D facilities are located in Israel. Despite these developments, the Company's operations have remained largely unaffected, and during the period ended June 30, 2026, the impact on the Company's results of operations and financial condition was not material. Nevertheless, the regional security and geopolitical environment remains sensitive and dynamic, and management continues to closely monitor developments and assess their potential impact on the Company's operations and financial condition in the future.